SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               F O R M    8 - K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    February 29, 2000
                                                      --------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                     333-93365               68-0434802
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


1500 Soscol Avenue, Napa, California                                 94559-3045
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  -----------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events. (a) Earnings Release. On February 29, 2000, North Bay Bancorp issued a press release announcing its earnings for the year ended December 31, 1999. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


         (b). Stock Offering. On March 2, 2000, North Bay Bancorp issued a press release announcing a $5,000,000 public offering of North Bay's common stock at $25.00 per share. A copy of the press release is attached to this Current Report as Exhibit 99.2 and incorporated into this report by reference. The offering was registered under the Securities Act of 1933 on Registration Statement 333- 93365 which was declared effective on February 9, 2000.

Item 7.  Financial Statements and Exhibits.


         (b)  Exhibits

              99.1 Press release announcing earnings for year ended December 31, 2000.

              99.2     Press release announcing public offering of common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2000              NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 By: Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)